Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
15.      Subsequent Events

(a)
Changes To The Composition of the Board Of Directors: On February 28, 2022, the election of Ms. Loïsa Ranunkel as a Class I Director and elections of Mr. Alex Papageorgiou and Mr. Mihalis Boutaris as Class III Directors were approved by the requisite vote at the Company’s 2022 Annual Meeting. Mr. Symeon Palios, Mr. Giannakis (John) Evangelou, Mr. Christos Glavanis did not stand for re-election. Effective February 28, 2022, Mr. Antonios Karavias and Mr. Reidar Brekke resigned from the Company’s board of directors. Also, effective February 28, 2022, the size of the Company’s board of directors decreased from seven to five members, and Ms. Aliki Paliou was appointed as Chairperson of the Company’s board of directors.

(b)
Completion of Exchange of Company’s Common Shares to New Series B Perpetual Preferred Shares: On January 27, 2022, the Tender Offer to Exchange Company’s common shares for new Series B Perpetual Preferred Shares was completed (Note 10), and a total of 2,834,612 common shares were validly tendered and accepted for exchange in the Exchange Offer, which resulted in the issuance of 793,657 Series B Preferred Shares, out of which 657,396 are beneficially owned by Mrs. Aliki Paliou, 28,171 are beneficially owned by Mr. Andreas Michalopoulos and 29,510 in aggregate are beneficially owned by the resigned board members (see paragraph (a) above).

(c)
At-The-Market (“ATM”) Offering: Subsequent to the balance sheet date and up to the date of issuance of these financial statements, a total of 190,363 shares of the Company’s common stock were issued as part of the Company’s ATM offering (Note 10), and the net proceeds received, after deducting underwriting commissions and offering expenses payable by the Company, amounted to $542.

(d)
Unsecured Credit Facility: On March 2, 2022, the Company entered into an unsecured credit facility with Mango Shipping Corp., whose beneficial owner is Ms. Aliki Paliou, of up to $5.0 million, for general working capital purposes. The loan has a term of one year from the date of the agreement, bears interest of 9.0% per annum, and will be drawn in arrears at the Company’s request. The agreement also provides for arrangement fees of $200 payable on the date of the agreement, and commitment fees of 3.00% per annum on any undrawn amount until the maturity date. On March 9, 2022, an amount of $3,200 has been drawn under the credit facility.

(e)
Uncertainties caused by the Russo-Ukrainian War: The recent outbreak of war between Russia and the Ukraine has disrupted supply chains and caused instability in the global economy, while the United States and the European Union, among other countries, announced sanctions against Russia, including sanctions targeting the Russian oil sector, among those a prohibition on the import of oil from Russia to the United States. The ongoing conflict could result in the imposition of further economic sanctions against Russia, and given Russia’s role as a major global exporter of crude oil, the Company’s business may be adversely impacted. Currently, the Company’s charter contracts have not been affected by the events in Russia and Ukraine. However, it is possible that in the future third parties with whom the Company has or will have charter contracts may be impacted by such events. While in general much uncertainty remains regarding the global impact of the conflict in Ukraine, it is possible that such tensions could adversely affect the Company’s business, financial condition, results of operation and cash flows.